© PPL Corporation 2015 1st Quarter Earnings Call PPL Corporation May 7, 2015 U.K. Regulated KY Regulated PA Regulated Supply Exhibit 99.2

© PPL Corporation 2015 2 Cautionary Statements and Factors That May Affect Future Results Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.

© PPL Corporation 2015 3 First Quarter Earnings Results, Operational Overview and 2015 Earnings Forecast Talen Update Segment Results and Financial Overview Q&A W. H. Spence V. Sorgi Agenda W. H. Spence

© PPL Corporation 2015 $0.66 $0.77 ($0.75) ($0.25) $0.25 $0.75 $1.25 $1.75 $2.25 $2.75 1Q 2014 (adj) 1Q 2015 First Quarter Regulated Utility Earnings from Ongoing Operations 4 P e r S h a r e Note: See Appendix for the reconciliation of reported earnings (loss) to Regulated Utility Earnings from ongoing operations. (1) 2014 was adjusted for Supply segment earnings and dissynergies related to the spinoff of PPL Energy Supply. 2015 excludes earning from the Supply segment. P e r S h a r e Earnings Results $0.49 $0.96 ($0.75) ($0.25) $0.25 $0.75 $1.25 $1.75 $2.25 $2.75 1Q 2014 1Q 2015 First Quarter Reported Earnings (1)

© PPL Corporation 2015 $0.00 $1.00 $2.00 $3.00 2014A 2014 Adj 2015E 5 P e r S h a r e 2015 Ongoing Earnings Forecast $2.45 $2.25 $2.03 Note: See Appendix for the reconciliation of 2014 reported earnings (loss) to earnings from ongoing operations to regulated utility earnings from ongoing operations (adjusted). (1) 2015 earnings and 2014 Regulated Utility Earnings (adjusted) presented here excludes any earnings from the Supply segment. However, the Supply segment will be part of PPL Corporation’s consolidated reported earnings for a portion of 2015, based on an expected closing in Q2 2015. (2) This category primarily includes unallocated corporate-level financing and other costs. For 2014, regulated utility earnings from ongoing operations (adjusted) reflects the full impact of dissynergies related to the spinoff of PPL Energy Supply: Indirect O&M ($0.07), Interest ($0.05) and Depreciation ($0.01). $2.05

© PPL Corporation 2015 6 • Kentucky Rate Case – Unanimous settlement agreement reached, subject to KPSC approval – Includes annual revenue increase of $132 million, including cost recovery for the new Cane Run gas plant – Provides for deferred cost recovery on a portion of costs associated with pensions and KU’s Green River plant, which is scheduled to be retired in April 2016 – 10% ROE on environmental cost recovery mechanism and gas line tracker • Cane Run Update Kentucky Operational Overview

© PPL Corporation 2015 7 • Pennsylvania Rate Case – Distribution Revenue Increase Requested $167.5 million – Future Test Year 2016 – Requested ROE 10.95% – 2016 Distribution Rate Base $3.16 billion – 2016 Common Equity Ratio 51.66% – Docket No. R-2015-2469275 Complete filings will be available at www.pplelectric.com • Susquehanna-Roseland Update Pennsylvania Operational Overview

© PPL Corporation 2015 8 Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above. U.S. Regulated Volume Variances Residential Commercial Industrial Total Residential Commercial Industrial Total Weather-Normalized (charted) -0.4% -0.5% -0.2% -0.5% -2.0% -1.0% 2.5% -0.2% Actual -3.8% -2.7% 0.2% -2.3% -2.9% -1.8% 2.5% -0.8% Residential Commercial Industrial Total Residential Commercial Industrial Total Weather-Normalized (charted) -2.0% 0.3% -1.9% -1.2% -0.8% 0.6% -0.1% -0.1% Actual 0.8% 0.8% -1.9% 0.3% -2.3% -0.1% -0.1% -1.0%

© PPL Corporation 2015 Talen Update • All regulatory approvals received • Record date set for May 20 th – “When-issued” trading begins May 18 th under symbol “TLN WI” • Preliminary exchange ratio set at 0.125 shares of Talen per share of PPL – PPL Board to announce definitive ratio promptly after record date • Transaction/Distribution set to close June 1 st – “Regular way” trading expected June 2 nd under symbol “TLN” 9

© PPL Corporation 2015 10 Q1 2015 Q1 2014 (adj) Change U.K. Regulated $0.50 $0.41 $0.09 Kentucky Regulated 0.16 0.16 0.00 Pennsylvania Regulated 0.13 0.13 0.00 Corporate and Other (0.02) (0.04) 0.02 Total Regulated Utility $0.77 $0.66 $0.11 Q1 2015 Q1 2014 Change Supply $0.11 $0.11 $0.00 Ongoing Earnings Overview Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

© PPL Corporation 2015 11 1 st Quarter 2014 EPS –Ongoing Earnings $0.41 Utility revenue 0.04 Depreciation 0.02 Financing costs 0.01 Foreign currency 0.01 Income taxes and other 0.01 Total 0.09 2015 EPS –Ongoing Earnings $0.50 U.K. Regulated Segment Earnings Drivers Note: See Appendix for the reconciliation of reported earnings (loss) to Regulated Utility Earnings from ongoing operations.

© PPL Corporation 2015 12 1 st Quarter 2014 EPS –Ongoing Earnings $0.16 Gross margins 0.01 Income taxes and other (0.01) Total 0.00 2015 EPS –Ongoing Earnings $0.16 Kentucky Regulated Segment Earnings Drivers Note: See Appendix for the reconciliation of reported earnings (loss) to Regulated Utility Earnings from ongoing operations.

© PPL Corporation 2015 13 1 st Quarter 2014 EPS –Ongoing Earnings $0.13 Gross delivery margins 0.01 Depreciation (0.01) Total 0.00 2015 EPS –Ongoing Earnings $0.13 Pennsylvania Regulated Segment Earnings Drivers Note: See Appendix for the reconciliation of reported earnings (loss) to Regulated Utility Earnings from ongoing operations.

© PPL Corporation 2015 14 1 st Quarter 2014 EPS –Ongoing Earnings $0.11 East energy margins (0.03) O&M 0.01 Financing costs 0.01 Income taxes and other 0.01 Total 0.00 2015 EPS –Ongoing Earnings $0.11 Supply Segment Earnings Drivers Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

© PPL Corporation 2015 Foreign Currency Hedging Status and RPI 15 Note: FX hedging status as of 05/01/2015 2015 2016 2017 Percentage Hedged 97% 72% 20% Hedged Rate (USD/GBP) $1.60 $1.61 $1.60 Budgeted Rate on Open Position (GBP/USD) $1.60 $1.60 $1.60 EPS Sensitivities: Decrease in Rate (GBP/USD) 0.05 $0.00 ($0.01) ($0.04) 0.10 $0.00 ($0.03) ($0.07) Decrease in 2015/2016 RPI (base 2.6%) $0.00 ($0.01) ($0.02) Change in EPS 0.5%

© PPL Corporation 2015 U.K. Regulated Segment Cash Repatriation 16 Note: Assumes foreign currency exchange rate of $1.60/£ for 2015E, 2016E and 2017E. ($ in millions)

© PPL Corporation 2015 17 Appendix

© PPL Corporation 2015 18 ($ in billions) Note: Corporate and Other capital expenditures average approximately $5million per year. (1) WPD figures based on assumed exchange rate of $1.60 / GBP. (2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections. Operating Segment Capital Expenditures Significant and stable investment opportunities in regulated utilities $3.61 $3.33 $3.33 $3.53 $3.78 (1) (2)

© PPL Corporation 2015 19 ($ in billions) (1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD. (2) WPD figures based on assumed exchange rate of $1.60 / £ for 2015 -2019. 5-Year Regulatory Asset Base (1) CAGR: 7.1% Projected Regulated Rate Base Growth $9.7 $10.3 $10.9 $11.5 $12.2 $12.8 $8.3 $8.8 $9.2 $9.5 $10.1 $10.9 $4.8 $5.5 $6.1 $7.0 $7.8 $8.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2014A 2015E 2016E 2017E 2018E 2019E WPD LKE PPL EU $22.8 $24.6 $26.2 $28.0 $30.1 $32.1 (2)

© PPL Corporation 2015 20 Free Cash Flow before Dividends Free Cash Flow before Dividends (Millions of Dollars) Reconciliation of Cash from Operations to Free Cash Flow before Dividends (Millions of dollars) Note: Free Cash Flow forecast updated on an annual basis. (1) 2015E Cash from Operations includes a distribution of $191M from PPL Energy Supply in Q1 of 2015. (2) 2014A includes proceeds of $900M from the sale of Montana hydro facilities which closed in Q4. 2013A 2014A 2015E Cash from Operations (1) $ 2,857 $ 3,403 $ 2,486 Increase (Decrease) in cash due to: Capital Expenditures (4,307) (4,185) (3,611) Sale of Assets (2) 900 Free Cash Flow before Dividends $ (1,450) $ 118 $ (1,125)

© PPL Corporation 2015 21 Pennsylvania Rate Case Preliminary Schedule Timing Milestone April Discovery phase begins June Public hearings July –August Parties submit testimony, hearings held September Briefs and reply briefs due October Administrative Law Judge issues recommended decision December PUC issues final decision and order Completed

© PPL Corporation 2015 2015 2016 Baseload Expected Generation (1) (Million MWhs) 49.0 45.5 East 45.0 41.6 West 4.0 3.9 Current Hedges (%) 97-99% 28-30% East 98-100% 26-28% West 93-95% 48-50% Average Hedged Price (Energy Only) ($/MWh) (2) East $40-42 $43-45 West $39-41 $39-41 Current Coal Hedges (%) 96% 69% East 95% 59% West 100% 100% Average Consumed Coal Price (Delivered $/Ton) East $73-75 $73-76 West $27-31 $27-33 Intermediate/Peaking Expected Generation (1) (Million MWhs) 13.9 12.8 Current Hedges (%) 69% 32% 22 Enhancing Value Through Active Hedging Capacity revenues are expected to be $505 and $440 million for 2015 and 2016 respectively. (1) Represents expected sales of Supply segment based on current assumptions. (2) The 2016 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2016 power prices at the 5th and 95th percentile confidence levels.

© PPL Corporation 2015 23 Competitive Generation Overview (2) Q1 2015 output (1) higher than prior year due to improved gas and nuclear performance, partially offset by lower economic operation of coal and sale of Montana hydro assets 4.3 5.0 7.4 6.9 2.2 2.9 1.0 0.2 0.6 0.9 0.0 5.0 10.0 15.0 20.0 1Q 2014 1Q 2015 M i l l i o n s o f M W h s Nuclear Coal Gas / Oil Hydro Other 15.5 15.9 (3) (1) Includes owned and contracted generation. (2) Other includes PPAs, renewables and NUGS. (3) Includes 0.8 million MWhs on hydro generation output from the Montana hydro assets that were sold in Q4 2014.

© PPL Corporation 2015 24 (1) Hourly average. (2) NYMEX and TETCO M3 forward gas prices on 3/31/2015. (3) Market Heat Rate = PJM on-peak power price divided by TETCO M3 gas price. Market Prices Balance of 2015 2016 $43 $46 $29 $32 $36 $39 $27 $28 $21 $22 $24 $26 $2.78 $3.11 $2.04 $3.03 21.3 15.3 $155 $139 ELECTRIC ATC (1) NYMEX GAS (2) Mid-Columbia On-Peak Off-Peak ATC (1) PJM On-Peak Off-Peak (Per MWD) HEAT RATE (3) TETCO M3 PJM MARKET CAPACITY PRICES

© PPL Corporation 2015 25 Debt Maturities Note: As of March 31, 2015 (1) Louisville Gas & Electric has several municipal bonds that may be put by the holders before the bonds’ final maturities. These amounts reflect the timing of any put option. (2) This amount includes $81 million of Pennsylvania Economic Development Financing Authority bonds due 2037 and $150 million of Pennsylvania Economic Development Financing Authority bonds due 2038 that may be put by the holders in September 2015. This amount also includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015. ($ in millions) 2015 2016 2017 2018 2019 PPL Capital Funding $0 $0 $0 $250 $0 LG&E and KU Energy (Holding Co LKE) 400 0 0 0 0 Louisville Gas & Electric (1) 250 25 194 98 40 Kentucky Utilities 250 0 0 0 0 PPL Electric Utilities 100 0 0 0 0 WPD 0 460 100 0 0 Sub-total 1,000 485 294 348 40 PPL Energy Supply 534 (2) 354 4 403 4 Total $1,534 $839 $298 $751 $44

Liquidity Profile

Entity	Facility	Expiration Date	Capacity (Millions)	Letters of Credit & Commercial Paper Issued (Millions)	Borrowed (Millions)	Unused Capacity (Millions)
PPL Capital Funding	Syndicated Credit Facility	Nov-2018	$300	$0	$0	$300
	Syndicated Credit Facility	Jul-2019	300	0	0	300
	Bilateral Credit Facility	Mar-2016	150	32	0	118
	Uncommitted Credit Facility		65	1	0	64
			$815	$33	$0	$782
PPL Electric Utilities	Syndicated Credit Facility	Jul-2019	$300	$86	$0	$214
LG&E and KU Energy (LKE)	Syndicated Credit Facility	Oct-2018	$75	$0	$75	$0
Louisville Gas & Electric	Syndicated Credit Facility	Jul-2019	$500	$216	$0	$284
Kentucky Utilities	Syndicated Credit Facility	Jul-2019	$400	$193	$0	$207
	Letter of Credit Facility	Oct-2017	198	198	0	0
			$598	$391	$0	$207
WPD	WPD Ltd. Syndicated Credit Facility	Dec-2016	£210	£0	£130	£80
	WPD (South West) Syndicated Credit Facility	Jul-2019	245	0	0	245
	WPD (East Midlands) Syndicated Credit Facility	Jul-2019	300	0	147	153
	WPD (West Midlands) Syndicated Credit Facility	Jul-2019	300	0	0	300
	Uncommitted Credit Facilities		65	5	0	60
			£1,120	£5	£277	£838
PPL Energy Supply [1]	Syndicated Credit Facility	Nov-2017	$3,000	$267	$600	$2,133

Note: As of March 31, 2015

(1) As a result of the proposed spinoff transaction, PPL Energy Supply has syndicated a $1.85 billion credit facility which is currently fully committed. This syndicated credit facility is replacing the existing $3 billion PPL Energy Supply syndicated credit facility and will be effective upon closing of the spinoff transaction.

© PPL Corporation 2015 26

© PPL Corporation 2015 27 Reconciliation of Segment Reported Earnings (Loss) to Regulated Utility Earnings from Ongoing Operations DRAFT (After-Tax) (Unaudited) 1st Quarter 2015 (millions of dollars) U.K. Kentucky Pennsylvania Corporate Regulated Regulated Regulated and Other Supply Total Reported Earnings (Loss) $ 375 $ 109 $ 87 $ (19) $ 95 $ 647 Special Items (expense) benefit: Foreign currency -related economic hedges 37 37 Spinoff of PPL Energy Supply: Supply segment earnings 95 95 Employee transitional services (2) (2) Transition and transaction costs (3) (3) Separation benefits (1) (1) Other: WPD Midlands acquisition -related adjustment 2 2 Total Special Items 39 (6) 95 128 Reg. Utility Earnings from Ongoing Operations $ 336 $ 109 $ 87 $ (13) $ $ 519 (per share - diluted) U.K. Kentucky Pennsylvania Corporate Regulated Regulated Regulated and Other Supply Total Reported Earnings (Loss) $ 0.56 $ 0.16 $ 0.13 $ (0.03) $ 0.14 $ 0.96 Special Items (expense) benefit: Foreign currency -related economic hedges 0.06 0.06 Spinoff of PPL Energy Supply: Supply segment earnings 0.14 0.14 Transition and transaction costs (0.01) (0.01) Total Special Items 0.06 (0.01) 0.14 0.19 Reg. Utility Earnings from Ongoing Operations $ 0.50 $ 0.16 $ 0.13 $ (0.02) $ $ 0.77

Reconciliation of Segment Reported Earnings (Loss) to Regulated Utility Earnings from Ongoing Operations (Adjusted)

(After-Tax)
(Unaudited)

1st Quarter 2014

	(millions of dollars)					
	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other	Supply	Total
Reported Earnings (Loss)	$ 206	$ 107	$ 85	$ (7)	$ (75)	$ 316
Special Items (expense) benefit:						
Foreign currency-related economic hedges	(6)					(6)
Spinoff of PPL Energy Supply:						
Supply segment earnings (b)					(75)	(75)
Other:						
Change in WPD line loss accrual	(52)					(52)
Total Special Items	(58)				(75)	(133)
Dissynergies related to the spinoff of PPL Energy Supply (c)						
Indirect operation and maintenance				(14)		(14)
Interest expense				(7)		(7)
Depreciation				(2)		(2)
Total dissynergies related to the spinoff of PPL Energy Supply				(23)		(23)
Regulated Utility Earnings from Ongoing Operations (Adj.)	$ 264	$ 107	$ 85	$ (30)	$	$ 426

	(per share - diluted) (a)					
	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other	Supply	Total
Reported Earnings (Loss)	$ 0.32	$ 0.16	$ 0.13	$ (0.01)	$ (0.11)	$ 0.49
Special Items (expense) benefit:						
Foreign currency-related economic hedges	(0.01)					(0.01)
Spinoff of PPL Energy Supply:						
Supply segment earnings (b)					(0.11)	(0.11)
Other:						
Change in WPD line loss accrual	(0.08)					(0.08)
Total Special Items	(0.09)				(0.11)	(0.20)
Dissynergies related to the spinoff of PPL Energy Supply (c)						
Indirect operation and maintenance				(0.02)		(0.02)
Interest expense				(0.01)		(0.01)
Total dissynergies related to the spinoff of PPL Energy Supply				(0.03)		(0.03)
Regulated Utility Earnings from Ongoing Operations (Adj.)	$ 0.41	$ 0.16	$ 0.13	$ (0.04)	$	$ 0.66

(a) The "If-Converted Method" has been applied to PPL's 2011 Equity Units, resulting in $9 million of interest charges (after-tax) being added back to earnings and approximately 32 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share.

(b) To remove Supply segment earnings as the segment is expected to be disposed of as a result of the announced spinoff of PPL Energy Supply.

(c) Represents 2014 costs allocated to the Supply segment that will remain with PPL after the expected spinoff of PPL Energy Supply, if left unmitigated.

© PPL Corporation 2015
28

© PPL Corporation 2015 29 Reconciliation of Supply Segment Reported Earnings (Loss) to Supply Earnings from Ongoing Operations (After-Tax) (Unaudited) 1st Quarter 2015 1st Quarter 2014 (Millions of Dollars) (Per Share- Diluted) (Millions of Dollars) (Per Share- Diluted) Supply Reported Earnings (Loss) $ 95 $ 0.14 $ (75) $ (0.11) Special Items (expense) benefit: Adjusted energy-related economic activity, net 27 0.03 (139) (0.20) Kerr Dam Project impairment (10) (0.02) Corette closure costs (3) Spinoff of PPL Energy Supply: Transition costs (1) Employee transitional services (1) Total Special Items 22 0.03 (149) (0.22) Supply Earnings from Ongoing Operations $ 73 $ 0.11 $ 74 $ 0.11

© PPL Corporation 2015 30 Reconciliation of Reported Earnings (Loss) to Earnings from Ongoing Operations (After-Tax) (Unaudited) Year-to-Date December31, 2014 (millions of dollars) U.K. Kentucky Pennsylvania Corporate Regulated Regulated Regulated Supply and Other Total Reported Earnings (Loss) $ 982 $ 312 $ 263 $ 307 $ (127) $ 1,737 Special Items (expense) benefit: Adjusted energy-related economic activity, net (6) (6) Foreign currency-related economic hedges 127 127 Kerr Dam Project impairment (10) (10) Spinoff of PPL Energy Supply: Change in tax valuation allowances (46) (46) Transition and transaction costs (1) (17) (18) Separation benefits (10) (12) (22) Sale of Montana hydroelectric generating facilities 137 137 Other: Change in WPD line loss accrual (52) (52) Mechanical contracting and engineering revenue adjustment 10 10 Separation benefits -bargaining unit voluntary program (2) (10) (12) Total Special Items 75 (2) 110 (75) 108 Earnings from Ongoing Operations $ 907 $ 312 $ 265 $ 197 $ (52) $ 1,629

Reconciliation of Reported Earnings (Loss) to Earnings from Ongoing Operations to Regulated Utility Earnings from Ongoing Operations (Adjusted)

(After-Tax)
(Unaudited)

Year-to-Date December 31, 2014	(per share - diluted) (a)					
	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Supply	Corporate and Other	Total
Reported Earnings (Loss)	$ 1.48	$ 0.47	$ 0.39	$ 0.46	$ (0.19)	$ 2.61
Special Items (expense) benefit:						
Adjusted energy-related economic activity, net				(0.01)		(0.01)
Foreign currency-related economic hedges	0.19					0.19
Kerr Dam Project impairment				(0.02)		(0.02)
Spinoff of PPL Energy Supply:						
Change in tax valuation allowances					(0.07)	(0.07)
Transition and transaction costs					(0.02)	(0.02)
Separation benefits				(0.01)	(0.02)	(0.03)
Sale of Montana hydroelectric generating facilities				0.20		0.20
Other:						
Change in WPD line loss accrual	(0.08)					(0.08)
Mechanical contracting and engineering revenue adjustment				0.02		0.02
Separation benefits - bargaining unit voluntary program			(0.01)	(0.01)		(0.02)
Total Special Items	0.11		(0.01)	0.17	(0.11)	0.16
Earnings from Ongoing Operations	$ 1.37	$ 0.47	$ 0.40	$ 0.29	$ (0.08)	$ 2.45
Regulated Utility Earnings Adjustments (expense) benefit:						
Supply segment earnings from ongoing operations (b)				(0.29)		(0.29)
Dissynergies related to the spinoff of PPL Energy Supply: (c)						
Indirect operation and maintenance					(0.07)	(0.07)
Interest expense					(0.05)	(0.05)
Depreciation					(0.01)	(0.01)
Total Regulated Utility Earnings Adjustments				(0.29)	(0.13)	(0.42)
Regulated Utility Earnings from Ongoing Operations (Adjusted)	$ 1.37	$ 0.47	$ 0.40	$	$ (0.21)	$ 2.03

(a) The "If-Converted Method" has been applied to PPL's 2011 Equity Units prior to settlement, resulting in $9 million of interest charges (after-tax) being added back to earnings and approximately 11 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share.
(b) To remove Supply segment earnings as the segment is expected to be disposed of as a result of the announced spinoff of PPL Energy Supply.
(c) Represents 2014 costs allocated to the Supply segment that will remain with PPL after the expected spinoff of PPL Energy Supply, if left unmitigated.

© PPL Corporation 2015
31

© PPL Corporation 2015 32 Gross Margins Summary $ 522 $ 508 $ 14 $ 0.01 Distribution $ 242 $ 249 $ (7) $ (0.01) Transmission 93 73 20 0.02 $ 335 $ 322 $ 13 $ 0.01 Eastern U.S. $ 405 $ 435 $ (30) $ (0.03) Western U.S. 21 49 (28) (0.02) $ 426 $ 484 $ (58) $ (0.05) Total Unregulated Gross Energy Margins Total (Millions of Dollars) Three Months Ended March 31, Per Share Diluted 2015 2014 Change (after-tax) KY Gross Margins PA Gross Delivery Margins (Unaudited)

© PPL Corporation 2015 33 Reconciliation of First Quarter Margins to Operating Income $ 899 $ 630 $ 685 $ 2,214 $ 934 $ 592 $ 636 $ 2,162 PLR intersegment utility (9) $ 9 (27) $ 27 614 (93) 521 (665) (792) (1,457) 324 (14) 310 377 (29) 348 120 120 141 141 Total Operating Revenues 899 621 947 698 3,165 934 565 (261) (44) 1,194 253 351 604 277 481 758 92 227 152 (150) 321 124 189 (1,219) (588) (1,494) 24 26 4 614 668 23 25 7 613 668 7 286 293 2 298 300 1 33 12 55 101 29 13 59 101 2 109 111 2 136 138 Total Operating Expenses 377 286 521 914 2,098 426 243 (716) 518 471 Income (Loss) from Discontinued Operations 29 (29) $ 522 $ 335 $ 426 $ (216) $ 1,067 $ 508 $ 322 $ 484 $ (591) $ 723 Energy-related businesses Total Three Months Ended March 31, 2015 Operating Revenues Utility revenue (expense) Unregulated wholesale energy Operating Expenses Fuel Energy purchases Unregulated retail energy Energy-related businesses Other operation and maintenance Depreciation Taxes, other than income Three Months Ended March 31, 2014 (Millions of Dollars) Unregulated Unregulated PA Gross Gross Gross Delivery Energy Operating Gross Delivery Energy Kentucky PA Gross Gross Kentucky Operating Margins Margins Margins Other Income Margins Margins Margins Other Income (Unaudited)

Forward-Looking Information Statement

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel, weather conditions affecting customer energy usage and operating costs; competition power prices, the effect of any business or industry restructuring, including the ability of PPL Corporation to realize all or a significant portion of the anticipated cost savings from the planned corporate restructuring efforts following the Supply business spinoff; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of generating plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures, emission allowances and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.

© PPL Corporation 2015

34

Definitions of Non-GAAP Financial Measures

"Regulated utility earnings from ongoing operations," should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "regulated utility earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's earnings as if the anticipated spinoff of PPL Energy Supply was completed. Other companies may use different measures to present financial performance. "Regulated utility earnings from ongoing operations" is adjusted for the impact of special items as described below, which includes the Supply segment's earnings, as the segment is expected to be disposed of upon completion of the announced spinoff of PPL Energy Supply. "Regulated utility earnings from ongoing operations (adjusted)" for 2014 also reflects, within the Corporate and Other category, the impact of spinoff dissynergies that would remain with PPL after the completion of the anticipated transaction, if left unmitigated. Due to the forward-looking nature of any forecasted regulated utility earnings from ongoing operations for future periods, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as the company is unable to forecast all special items.

"Regulated utility earnings from ongoing operations" is adjusted for the impact of special items. Special items include:

- Unrealized gains or losses on foreign currency-related economic hedges.
- Supply segment earnings.
- Gains and losses on sales of assets not in the ordinary course of business.
- Impairment charges.
- Workforce reduction and other restructuring effects.
- Acquisition and divestiture-related adjustments.
- Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.

"Supply earnings from ongoing operations," should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "Supply earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of the Supply segment's fundamental earnings performance as another criterion in making investment decisions. Other companies may use different measures to present financial performance.

"Supply earnings from ongoing operations" and "earnings from ongoing operations" are adjusted for the impact of special items. Special items related to "Supply earnings from ongoing operations" includes the items stated below, while "earnings from ongoing operations" additionally includes a special item for unrealized gains or losses on foreign currency-related economic hedges.

- Adjusted energy-related economic activity (as discussed below).
- Gains and losses on sales of assets not in the ordinary course of business.
- Impairment charges (including impairments of securities in the company's nuclear decommissioning trust funds).
- Workforce reduction and other restructuring effects.
- Acquisition and divestiture-related adjustments.
- Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.

Adjusted energy-related economic activity includes the changes in fair value of positions used to economically hedge a portion of the economic value of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Adjusted energy-related economic activity also includes the ineffective portion of qualifying cash flow hedges and premium amortization associated with options. This economic activity is deferred and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for the Supply segment's underlying hedged assets. Please refer to the Notes to the Consolidated Financial Statements and MD&A in PPL Corporation's periodic filings with the Securities and Exchange Commission for additional information on adjusted energy-related economic activity.

Free cash flow before dividends is derived by deducting capital expenditures and proceeds from the sale of certain assets from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

© PPL Corporation 2015
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© PPL Corporation 2015 36 Definitions of Non-GAAP Financial Measures PPL utilizes the following non-GAAP financial measures as indicators of performance for its businesses. These measures are not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. Other companies may usedifferent measures to analyze and report their results of operations. Management believes these measures provide additional useful criteria to make investment decisions. These performance measures are used, in conjunction with other information, by senior management and PPL's Board of Directors to manage the operations and analyze actual results compared with budget. "Kentucky Gross Margins“ is a single financial performance measure of the electricity generation, transmission and distribution operations of the Kentucky Regulated segment, as well as the Kentucky Regulated segment's distribution and sale of natural gas. In calculating this measure, fuel, energy purchases and certain variable costs of production (recorded as "Other operation and maintenance" on the Statements of Income) are deducted from revenues. In addition, certain other expenses, recorded as "Other operation and maintenance", "Depreciation" and "Taxes, other than income" on the Statements of Income, associated with approved cost recovery mechanisms are offset against the recovery of those expenses, which are included in revenues. These mechanisms allow for direct recovery of these expenses and, in some cases, returns on capital investments and performance incentives. As a result, this measure representsthe net revenues from electricity and gas operations. "Pennsylvania Gross Delivery Margins" is a single financial performance measure of the electricity delivery operations of the Pennsylvania Regulated segment, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and "Taxes, other than income," which is primarily grossreceipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)" in the margins reconciliation table. As a result, this measure represents the net revenues from the Pennsylvania Regulated segment's electricity delivery operations. "Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy activities, which are managed on a geographic basis. In calculating this measure, energy revenues, including operating revenues associated with certain businessesclassified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges and gross receipts tax, recorded in "Taxes, other than income," and operating expenses associated with certain businesses classified as discontinued operations. This performance measure is relevant due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise "Unregulated Gross Energy Margins." This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant fluctuations in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Unregulated wholesale energy," "Unregulated retail energy" or "Energy purchases" on the Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPLEnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)“ in the margins reconciliation table. "Unregulated Gross Energy Margins" excludes adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economicvalue of the competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Adjusted energy-related economic activity includes the ineffective portion of qualifying cash flow hedges and premium amortization associated with options. Unrealized gains and losses related to this activity are deferred and included in "Unregulated Gross Energy Margins" over the delivery period of the item that was hedged or upon realization.